Exhibit 99.1

PRESS RELEASE For Immediate Release

Monolithic Power Systems, Inc.

79 Great Oaks Boulevard

San Jose, CA 95119 USA

T: 408-826-0600, F: 408-826-0601

www.monolithicpower.com

Monolithic Power Systems Announces Results

for the Fourth Quarter and Year Ended December 31, 2016

SAN JOSE, California, February 9, 2017--Monolithic Power Systems, Inc. (MPS) (Nasdaq: MPWR), a leading company in high performance power solutions, today announced financial results for the quarter and year ended December 31, 2016.

The results for the quarter ended December 31, 2016 are as follows:

●	Revenue was $103.6 million, a 2.7% decrease from $106.5 million in the third quarter of 2016 and a 19.2% increase from $86.9 million in the fourth quarter of 2015.
●	GAAP gross margin was 54.5%, compared with 54.0% in the fourth quarter of 2015.
●

Non-GAAP gross margin(1) was 55.4%, excluding the impact of $0.4 million for stock-based compensation expense and $0.5 million for the amortization of acquisition-related intangible assets, compared with 55.0% in the fourth quarter of 2015, excluding the impact of $0.3 million for stock-based compensation expense and $0.5 million for the amortization of acquisition-related intangible assets.

●	GAAP operating expenses were $39.0 million, compared with $35.1 million for the quarter ended December 31, 2015.
●

Non-GAAP(1) operating expenses were $28.4 million, excluding $10.4 million for stock-based compensation expense and $0.2 million for deferred compensation plan expense, compared with $25.3 million, excluding $12.0 million for stock-based compensation expense, $0.3 million for deferred compensation plan expense and a credit of $2.5 million related to the change in fair value of contingent consideration for a completed acquisition, for the quarter ended December 31, 2015.

●	GAAP operating income was $17.5 million, compared with $11.8 million for the quarter ended December 31, 2015.
●

Non-GAAP(1) operating income was $29.0 million, excluding $10.8 million for stock-based compensation expense, $0.5 million for the amortization of acquisition-related intangible assets and $0.2 million for deferred compensation plan expense, compared with $22.5 million, excluding $12.4 million for stock-based compensation expense, $0.5 million for the amortization of acquisition-related intangible assets, $0.3 million for deferred compensation plan expense and a credit of $2.5 million related to the change in fair value of contingent consideration for a completed acquisition, for the quarter ended December 31, 2015.

●	GAAP interest and other income, net was $0.9 million, compared with $0.6 million for the quarter ended December 31, 2015.

●

Non-GAAP(1) interest and other income, net was $0.7 million, excluding $0.2 million for deferred compensation plan income, compared with $0.4 million, excluding $0.2 million for deferred compensation plan income, for the quarter ended December 31, 2015.

●

GAAP net income was $16.6 million and GAAP earnings per share were $0.39 per diluted share. Comparatively, GAAP net income was $10.1 million and GAAP earnings per share were $0.24 per diluted share for the quarter ended December 31, 2015.

●

Non-GAAP(1) net income was $27.5 million and non-GAAP earnings per share were $0.65 per diluted share, excluding stock-based compensation expense, amortization of acquisition-related intangible assets, net deferred compensation plan expense and related tax effects, compared with non-GAAP net income of $21.1 million and non-GAAP earnings per share of $0.51 per diluted share, excluding stock-based compensation expense, amortization of acquisition-related intangible assets, net deferred compensation plan expense, a credit related to the change in fair value of contingent consideration for a completed acquisition and related tax effects, for the quarter ended December 31, 2015.

The results for the year ended December 31, 2016 are as follows:

●	Revenue was $388.7 million, a 16.7% increase from $333.1 million for the year ended December 31, 2015.
●	GAAP gross margin was 54.3%, compared with 54.1% for the year ended December 31, 2015.
●

Non-GAAP gross margin(1) was 55.2%, excluding the impact of $1.6 million for stock-based compensation expense and $2.1 million for the amortization of acquisition-related intangible assets, compared with 55.0% for the year ended December 31, 2015, excluding the impact of $1.2 million for stock-based compensation expense and $1.8 million for the amortization of acquisition-related intangible assets.

●	GAAP operating expenses were $156.4 million, compared with $139.1 million for the year ended December 31, 2015.
●

Non-GAAP(1) operating expenses were $111.9 million, excluding $43.4 million for stock-based compensation expense and $1.1 million for deferred compensation plan expense, compared with $101.4 million, excluding $40.4 million for stock-based compensation expense, $0.2 million for deferred compensation plan income and a credit of $2.5 million related to the change in fair value of contingent consideration for a completed acquisition, for the year ended December 31, 2015.

●	GAAP operating income was $54.4 million, compared with $41.1 million for the year ended December 31, 2015.
●

Non-GAAP(1) operating income was $102.6 million, excluding $45.0 million for stock-based compensation expense, $2.1 million for the amortization of acquisition-related intangible assets and $1.1 million for deferred compensation plan expense, compared with $81.7 million, excluding $41.6 million for stock-based compensation expense, $1.8 million for the amortization of acquisition-related intangible assets, $0.2 million for deferred compensation plan income and a credit of $2.5 million related to the change in fair value of contingent consideration for a completed acquisition, for the year ended December 31, 2015.

●	GAAP interest and other income, net was $2.8 million, compared with $1.4 million for the year ended December 31, 2015.
●

Non-GAAP(1) interest and other income, net was $1.6 million, excluding $1.2 million for deferred compensation plan income, compared with $1.8 million, excluding $0.4 million for deferred compensation plan expense, for the year ended December 31, 2015.

●

GAAP net income was $52.7 million and GAAP earnings per share were $1.26 per diluted share. Comparatively, GAAP net income was $35.2 million and GAAP earnings per share were $0.86 per diluted share for the year ended December 31, 2015.

●

Non-GAAP(1) net income was $96.3 million and non-GAAP earnings per share were $2.30 per diluted share, excluding stock-based compensation expense, amortization of acquisition-related intangible assets, net deferred compensation plan income and related tax effects, compared with non-GAAP net income of $77.2 million and non-GAAP earnings per share of $1.89 per diluted share, excluding stock-based compensation expense, amortization of acquisition-related intangible assets, net deferred compensation plan expense, a credit related to the change in fair value of contingent consideration for a completed acquisition and related tax effects, for the year ended December 31, 2015.

The following is a summary of revenue by end market for the periods indicated, estimated based on MPS’s assessment of available end market data (in thousands):

	Three Months Ended December 31,		Year Ended December 31,
End Market	2016	2015	2016	2015
Consumer	$37,970	$38,594	$153,732	$145,090
Industrial	25,190	17,928	89,639	66,343
Storage and computing	23,405	14,552	80,562	56,568
Communications	17,053	15,844	64,732	65,066
Total	$103,618	$86,918	$388,665	$333,067

The following is a summary of revenue by product family for the periods indicated (in thousands):

	Three Months Ended December 31,		Year Ended December 31,
Product Family	2016	2015	2016	2015
DC to DC	$93,977	$77,515	$350,930	$299,726
Lighting Control	9,641	9,403	37,735	33,341
Total	$103,618	$86,918	$388,665	$333,067

“In the last several years, MPS has focused on investing in new products and targeted markets,” said Michael Hsing, CEO and founder of MPS. “Starting this year, we believe MPS will begin to benefit from these investments which will translate to strong revenue growth in 2018 and beyond.”

Business Outlook

The following are MPS’ financial targets for the first quarter ending March 31, 2017:

●	Revenue in the range of $98 million to $102 million.

●

GAAP gross margin between 53.8% and 54.8%. Non-GAAP(1) gross margin between 54.8% and 55.8%, which excludes an estimated impact of stock-based compensation expenses of 0.5% and amortization of acquisition-related intangible assets of 0.5%.

●

GAAP R&D and SG&A expenses between $40.0 million and $44.0 million. Non-GAAP(1) R&D and SG&A expenses between $28.3 million and $30.3 million, which excludes an estimate of stock-based compensation expenses in the range of $11.7 million to $13.7 million.

●	Total stock-based compensation expense of $12.1 million to $14.1 million.

●	Litigation expenses of $150,000 to $250,000.

●	Interest and other income, net, of $300,000 to $400,000 before foreign exchange gains or losses.

●	Fully diluted shares outstanding between 42.8 million and 43.8 million before shares buyback.

(1) Non-GAAP net income, non-GAAP earnings per share, non-GAAP gross margin, non-GAAP R&D and SG&A expenses, non-GAAP operating expenses, non-GAAP interest and other income, net and non-GAAP operating income differ from net income, earnings per share, gross margin, R&D and SG&A expenses, operating expenses, interest and other income, net and operating income determined in accordance with GAAP (Generally Accepted Accounting Principles in the United States). Non-GAAP net income and non-GAAP earnings per share exclude the effect of stock-based compensation expense, amortization of acquisition-related intangible assets, deferred compensation plan income/expense, a credit related to the change in fair value of contingent consideration for a completed acquisition and related tax effects. Non-GAAP gross margin excludes the effect of stock-based compensation expense and amortization of acquisition-related intangible assets. Non-GAAP operating expenses exclude the effect of stock-based compensation expense, deferred compensation plan income/expense and a credit related to the change in fair value of contingent consideration for a completed acquisition. Non-GAAP interest and other income, net excludes the effect of deferred compensation plan income/expense. Non-GAAP operating income excludes the effect of stock-based compensation expense, amortization of acquisition-related intangible assets, deferred compensation plan income/expense and a credit related to the change in fair value of contingent consideration. Projected non-GAAP gross margin excludes the effect of stock-based compensation expense and amortization of acquisition-related intangible assets. Projected non-GAAP R&D and SG&A expenses exclude the effect of stock-based compensation expense. These non-GAAP financial measures are not prepared in accordance with GAAP and should not be considered as a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP. A schedule reconciling non-GAAP financial measures is included at the end of this press release. MPS utilizes both GAAP and non-GAAP financial measures to assess what it believes to be its core operating performance and to evaluate and manage its internal business and assist in making financial operating decisions. MPS believes that the inclusion of non-GAAP financial measures, together with GAAP measures, provides investors with an alternative presentation useful to investors' understanding of MPS’ core operating results and trends. Additionally, MPS believes that the inclusion of non-GAAP measures, together with GAAP measures, provides investors with an additional dimension of comparability to similar companies. However, investors should be aware that non-GAAP financial measures utilized by other companies are not likely to be comparable in most cases to the non-GAAP financial measures used by MPS.

Conference Call

MPS plans to conduct an investor teleconference covering its quarter and year ended December 31, 2016 results at 2:00 p.m. PT / 5:00 p.m. ET, February 9, 2017. To access the conference call and the following replay of the conference call, go to http://ir.monolithicpower.com and click on the webcast link. From this site, you can listen to the teleconference, assuming that your computer system is configured properly. In addition to the webcast replay, which will be archived for all investors for one year on the MPS website, a phone replay will be available for seven days after the live call at (404) 537-3406, code number 56124739. This press release and any other information related to the call will also be posted on the website.

Safe Harbor Statement

This press release contains, and statements that will be made during the accompanying teleconference will contain, forward-looking statements, as that term is defined in the Private Securities Litigation Reform Act of 1995, including, among other things, (i) projected revenues, GAAP and non-GAAP gross margin, GAAP and non-GAAP R&D and SG&A expenses, stock-based compensation expenses, amortization of acquisition-related intangible assets, litigation expenses, interest and other income and diluted shares outstanding for the quarter ending March 31, 2017, (ii) our outlook for the long-term prospects of the company, including our performance against our business plan, our continued investment into R&D, expected revenue growth, customers’ acceptance of our new product offerings, the prospects of our new product development, and our expectations regarding market and industry segment trends and prospects, (iii) our ability to penetrate new markets and expand our market share, (iv) the seasonality of our business, (v) our ability to reduce our expenses, and (vi) statements of the assumptions underlying or relating to any statement described in (i), (ii), (iii), (iv), or (v). These forward-looking statements are not historical facts or guarantees of future performance or events, are based on current expectations, estimates, beliefs, assumptions, goals, and objectives, and involve significant known and unknown risks, uncertainties and other factors that may cause actual results to be materially different from the results expressed by these statements. Readers of this press release and listeners to the accompanying conference call are cautioned not to place undue reliance on any forward-looking statements, which speak only as of the date hereof. Factors that could cause actual results to differ include, but are not limited to, our ability to attract new customers and retain existing customers; acceptance of, or demand for, MPS’ products, in particular the new products launched recently, being different than expected; our ability to efficiently and effectively develop new products and receive a return on our R&D expense investment; competition generally and the increasingly competitive nature of our industry; any market disruptions or interruptions in MPS’ schedule of new product development releases; adverse changes in production and testing efficiency of our products; our ability to realize the anticipated benefits of companies and products that we acquire, and our ability to effectively and efficiently integrate these acquired companies and products into our operations; our ability to manage our inventory levels; adverse changes in government regulations in foreign countries where MPS has offices or operations; the effect of catastrophic events; adequate supply of our products from our third-party manufacturing partners; the risks, uncertainties and costs of litigation in which we are involved; the outcome of any upcoming trials, hearings, motions and appeals; the adverse impact on MPS’ financial performance if its tax and litigation provisions are inadequate; adverse changes or developments in the semiconductor industry generally, which is cyclical in nature; difficulty in predicting or budgeting for future customer demand and channel inventories, expenses and financial contingencies; the ongoing consolidation of companies in the semiconductor industry; and other important risk factors identified in MPS’ Securities and Exchange Commission (SEC) filings, including, but not limited to, our annual report on Form 10-K filed with the SEC on February 29, 2016, and our quarterly report on Form 10-Q filed with the SEC on November 3, 2016.

The forward-looking statements in this press release and statements made during the accompanying teleconference represent MPS’ projections and current expectations, as of the date hereof, not predictions of actual performance. MPS assumes no obligation to update the information in this press release or in the accompanying conference call.

About Monolithic Power Systems

Monolithic Power Systems, Inc. (MPS) provides small, highly energy efficient, easy-to-use power solutions for systems found in industrial applications, telecom infrastructures, cloud computing, automotive, and consumer applications. MPS' mission is to reduce total energy consumption in its customers' systems with green, practical, compact solutions. The company was founded by Michael Hsing in 1997 and is headquartered in San Jose, CA. MPS can be contacted through its website at or its support offices around the world.

###

Monolithic Power Systems, MPS, and the MPS logo are registered trademarks of Monolithic Power Systems, Inc. in the U.S. and trademarked in certain other countries.

Contact:

Bernie Blegen

Chief Financial Officer

Monolithic Power Systems, Inc.

408-826-0777

investors@monolithicpower.com

Condensed Consolidated Balance Sheets

(Unaudited, in thousands, except par value)

	December 31,
	2016	2015
ASSETS
Current assets:
Cash and cash equivalents	$112,703	$90,860
Short-term investments	155,521	144,103
Accounts receivable, net	34,248	30,830
Inventories	71,469	63,209
Other current assets	9,043	2,926
Total current assets	382,984	331,928
Property and equipment, net	85,171	65,359
Long-term investments	5,354	5,361
Goodwill	6,571	6,571
Acquisition-related intangible assets, net	3,002	5,053
Deferred tax assets, net	633	672
Other long-term assets	27,411	16,341
Total assets	$511,126	$431,285

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$17,427	$13,487
Accrued compensation and related benefits	12,578	9,812
Accrued liabilities	22,916	19,984
Total current liabilities	52,921	43,283
Income tax liabilities	3,870	2,941
Other long-term liabilities	23,219	16,545
Total liabilities	80,010	62,769
Commitments and contingencies
Stockholders' equity:
Common stock and additional paid-in capital, $0.001 par value; shares authorized: 150,000; shares issued and outstanding: 40,793 and 39,689 as of December 31, 2016 and December 31, 2015, respectively	315,969	265,763
Retained earnings	119,362	101,287
Accumulated other comprehensive income (loss)	(4,215)	1,466
Total stockholders’ equity	431,116	368,516
Total liabilities and stockholders’ equity	$511,126	$431,285

Condensed Consolidated Statements of Operations

(Unaudited, in thousands, except per share amounts)

	Three Months Ended December 31,		Year Ended December 31,
	2016	2015	2016	2015
Revenue	$103,618	$86,918	$388,665	$333,067
Cost of revenue	47,107	40,001	177,792	152,898
Gross profit	56,511	46,917	210,873	180,169
Operating expenses:
Research and development	17,974	16,734	73,643	65,787
Selling, general and administrative	21,316	18,107	83,012	72,312
Litigation expense (benefit), net	(321)	283	(229)	1,000
Total operating expenses	38,969	35,124	156,426	139,099
Income from operations	17,542	11,793	54,447	41,070
Interest and other income, net	897	550	2,817	1,421
Income before income taxes	18,439	12,343	57,264	42,491
Income tax provision	1,866	2,233	4,544	7,319
Net income	$16,573	$10,110	$52,720	$35,172

Net income per share:
Basic	$0.41	$0.26	$1.30	$0.89
Diluted	$0.39	$0.24	$1.26	$0.86
Weighted-average shares outstanding:
Basic	40,739	39,615	40,436	39,470
Diluted	42,404	41,445	41,915	40,869

Cash dividends declared per common share	$0.20	$0.20	$0.80	$0.80

SUPPLEMENTAL FINANCIAL INFORMATION

STOCK-BASED COMPENSATION EXPENSE

(Unaudited, in thousands)

	Three Months Ended December 31,		Year Ended December 31,
	2016	2015	2016	2015
Cost of revenue	$358	$336	$1,575	$1,166
Research and development	3,039	3,102	14,041	11,156
Selling, general and administrative	7,350	8,934	29,373	29,241
Total stock-based compensation expense	$10,747	$12,372	$44,989	$41,563

RECONCILIATION OF NET INCOME TO NON-GAAP NET INCOME

(Unaudited, in thousands, except per share amounts)

	Three Months Ended December 31,		Year Ended December 31,
	2016	2015	2016	2015
Net income	$16,573	$10,110	$52,720	$35,172
Net income as a percentage of revenue	16.0%	11.6%	13.6%	10.6%

Adjustments to reconcile net income to non-GAAP net income:
Stock-based compensation expense	10,747	12,372	44,989	41,563
Change in fair value of contingent consideration	-	(2,507)	-	(2,507)
Amortization of acquisition-related intangible assets	512	512	2,051	1,759
Deferred compensation plan expense (income)	29	98	(188)	175
Tax effect	(364)	522	(3,265)	1,058
Non-GAAP net income	$27,497	$21,107	$96,307	$77,220
Non-GAAP net income as a percentage of revenue	26.5%	24.3%	24.8%	23.2%

Non-GAAP net income per share:
Basic	$0.67	$0.53	$2.38	$1.96
Diluted	$0.65	$0.51	$2.30	$1.89

Shares used in the calculation of non-GAAP net income per share:
Basic	40,739	39,615	40,436	39,470
Diluted	42,404	41,445	41,915	40,869

RECONCILIATION OF GROSS MARGIN TO NON-GAAP GROSS MARGIN

(Unaudited, in thousands)

	Three Months Ended December 31,		Year Ended December 31,
	2016	2015	2016	2015
Gross profit	$56,511	$46,917	$210,873	$180,169
Gross margin	54.5%	54.0%	54.3%	54.1%

Adjustments to reconcile gross profit to non-GAAP gross profit:
Stock-based compensation expense	358	336	1,575	1,166
Amortization of acquisition-related intangible assets	512	512	2,051	1,759
Non-GAAP gross profit	$57,381	$47,765	$214,499	$183,094
Non-GAAP gross margin	55.4%	55.0%	55.2%	55.0%

RECONCILIATION OF OPERATING EXPENSES TO NON-GAAP OPERATING EXPENSES

(Unaudited, in thousands)

	Three Months Ended December 31,		Year Ended December 31,
	2016	2015	2016	2015
Total operating expenses	$38,969	$35,124	$156,426	$139,099

Adjustments to reconcile total operating expenses to non-GAAP total operating expenses:
Stock-based compensation expense	(10,389)	(12,036)	(43,414)	(40,397)
Change in fair value of contingent consideration	-	2,507	-	2,507
Deferred compensation plan income (expense)	(189)	(290)	(1,069)	200
Non-GAAP operating expenses	$28,391	$25,305	$111,943	$101,409

RECONCILIATION OF OPERATING INCOME TO NON-GAAP OPERATING INCOME

(Unaudited, in thousands)

	Three Months Ended December 31,		Year Ended December 31,
	2016	2015	2016	2015
Total operating income	$17,542	$11,793	$54,447	$41,070
Operating income as a percentage of revenue	16.9%	13.6%	14.0%	12.3%

Adjustments to reconcile total operating income to non-GAAP total operating income:
Stock-based compensation expense	10,747	12,372	44,989	41,563
Change in fair value of contingent consideration	-	(2,507)	-	(2,507)
Amortization of acquisition-related intangible assets	512	512	2,051	1,759
Deferred compensation plan expense (income)	189	290	1,069	(200)
Non-GAAP operating income	$28,990	$22,460	$102,556	$81,685
Non-GAAP operating income as a percentage of revenue	28.0%	25.8%	26.4%	24.5%

RECONCILIATION OF OTHER INCOME TO NON-GAAP OTHER INCOME

(Unaudited, in thousands)

	Three Months Ended December 31,		Year Ended December 31,
	2016	2015	2016	2015
Total interest and other income, net	$897	$550	$2,817	$1,421

Adjustments to reconcile interest and other income to non-GAAP interest and other income:
Deferred compensation plan expense (income)	(160)	(192)	(1,257)	375
Non-GAAP interest and other income, net	$737	$358	$1,560	$1,796

2017 FIRST QUARTER OUTLOOK

RECONCILIATION OF GROSS MARGIN TO NON-GAAP GROSS MARGIN

(Unaudited)

	Three Months Ending
	March 31, 2017
	Low	High
Gross margin	53.8%	54.8%
Adjustments to reconcile gross margin to non-GAAP gross margin:
Stock-based compensation expense	0.5%	0.5%
Amortization of acquisition-related intangible assets	0.5%	0.5%
Non-GAAP gross margin	54.8%	55.8%

RECONCILIATION OF R&D AND SG&A EXPENSES TO NON-GAAP R&D AND SG&A EXPENSES

(Unaudited, in thousands)

	Three Months Ending
	March 31, 2017
	Low	High
R&D and SG&A expense	$40,000	$44,000
Adjustments to reconcile R&D and SG&A expense to non-GAAP R&D and SG&A expense:
Stock-based compensation expense	(11,700)	(13,700)
Non-GAAP R&D and SG&A expense	$28,300	$30,300